LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 2000

The fund seeks a high current return

KEMPER STRATEGIC
INCOME FUND

   "... Severe weakness in the euro and U.S. high-yield markets more than offset strength in emerging market bonds during fiscal year 2000. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
7
PERFORMANCE UPDATE
9
TERMS TO KNOW
10
PORTFOLIO STATISTICS
12
PORTFOLIO OF INVESTMENTS
21
FINANCIAL STATEMENTS
24
FINANCIAL HIGHLIGHTS
26
NOTES TO FINANCIAL STATEMENTS
31
REPORT OF INDEPENDENT AUDITORS

AT A GLANCE

 KEMPER STRATEGIC INCOME FUND TOTAL RETURNS
 FOR THE YEAR ENDED OCTOBER 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

Kemper Strategic Income Fund Class A                                             -4.91
Kemper Strategic Income Fund Class B                                             -5.85
Kemper Strategic Income Fund Class C                                             -5.51
Lipper Multi-Sector Funds Category Average*                                       0.62

 NET ASSET VALUE

                                   AS OF      AS OF
                                  10/31/00   10/31/99
 .........................................................
    KEMPER STRATEGIC INCOME FUND
    CLASS A                          $4.57      $5.26
 .........................................................
    KEMPER STRATEGIC INCOME FUND
    CLASS B                          $4.57      $5.26
 .........................................................
    KEMPER STRATEGIC INCOME FUND
    CLASS C                          $4.60      $5.29
 .........................................................

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 KEMPER STRATEGIC INCOME
 FUND RANKINGS*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER MULTI-SECTOR FUNDS CATEGORY

                           CLASS A               CLASS B               CLASS C
 .........................................................................................
    1-YEAR            #109 of 120 funds     #114 of 120 funds     #113 of 120 funds
 .........................................................................................
    5-YEAR             #51 of 56 funds       #54 of 56 funds       #53 of 56 funds
 .........................................................................................
    10-YEAR             #1 of 10 funds             n/a                   n/a
 .........................................................................................

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF OCTOBER 31, 2000.

                                 CLASS A               CLASS B               CLASS C
 ...............................................................................................
    ONE-YEAR INCOME:             $0.4525               $0.4024               $0.4190
 ...............................................................................................
    OCTOBER DIVIDEND:            $0.0365               $0.0325               $0.0339
 ...............................................................................................
    ANNUALIZED
    DISTRIBUTION RATE+:           9.58%                 8.53%                 8.84%
 ...............................................................................................
    SEC YIELD+:                   11.04%                10.51%                10.89%
 ...............................................................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE WHICH DOES NOT INCLUDE SALES CHARGE ADJUSTMENT ON OCTOBER 31, 2000. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED OCTOBER 31, 2000, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH THE STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

THE FUND MAY INVEST IN LOWER-RATED AND NONRATED SECURITIES, WHICH PRESENT GREATER RISK OF LOSS TO PRINCIPAL AND INTEREST THAN HIGHER-RATED SECURITIES. THE FUND MAY ALSO INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN FOREIGN SECURITIES, WHICH PRESENT SPECIAL RISKS INCLUDING FLUCTUATING EXCHANGE RATES, GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY THAT MAY AFFECT THE VOLATILITY OF YOUR INVESTMENT.

YOUR FUND'S STYLE

 MORNINGSTAR INCOME STYLE BOX

MORNINGSTAR INCOME STYLE    Source: Data provided by Morningstar, Inc.,
BOX                         Chicago, IL, (312) 696-6000. The Income Style
                            Box(TM) placement is based on a fund's average
                            effective maturity or duration and the average
                            credit rating of the bond portfolio.
                            PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT
                            AN EXACT ASSESSMENT OF RISK AND DO NOT
                            REPRESENT FUTURE PERFORMANCE. THE FUND'S
                            PORTFOLIO CHANGES FROM DAY TO DAY. A
                            LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S
                            MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS
                            ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                            UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST
                            THREE YEARS. MORNINGSTAR HAS PLACED KEMPER
                            STRATEGIC INCOME FUND IN THE MULTISECTOR BOND
                            CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A
                            DESCRIPTION OF INVESTMENT POLICIES.

ECONOMIC OVERVIEW


SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy grew faster than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, the economy grew at a rate of just 2.43 percent during the summer. It seems that expensive energy, currency volatility and more widespread profit problems are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Although oil prices have receded somewhat, everyone's still jittery, and with good reason: Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of GDP as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and until very recently, corporate treasurers were finding it easily: Banks increased business lending by 10.8 percent in the past year. Bond markets have suddenly become a lot more picky, especially for low-quality credits, but money is still available for investment grade borrowers. Capital goods orders reflect executives' enthusiasm -- while volatile month-to-month, they have been up an average of 15 to 20 percent compared to a year ago for the past six months.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, the growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. We saw the first evidence of how productivity slows along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent. Second, interest expense will surge (thanks to higher rates and all that new debt. Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (11/30/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.70                   6.40                   6.00                   4.80
Prime rate (2)                                  9.50                   9.25                   8.50                   8.00
Inflation rate (3)*                             3.50                   3.10                   2.60                   1.40
The U.S. dollar (4)                            11.10                   4.30                  -0.70                   1.20
Capital goods orders (5)*                       7.00                  17.10                  12.30                  -0.60
Industrial production (5)*                      5.20                   6.50                   4.40                   4.00
Employment growth (6)*                          1.80                   2.50                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 10/31/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

  Fiscal policy is likely to be more stimulative. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists weren't running for office; politicians were. And inflation risk was about the last thing on the mind of either candidate in the heat of election campaigning. They wanted to win votes, and the time-tested way to do so was to make promises. Although we didn't have the name of the winner as of press time, neither candidate seems to be planning a lot of fiscal restraint -- but the good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement), rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer in that time? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers didn't stay out of the shopping centers and restaurants for long. Consumer spending growth jumped up to
4.5 percent in the summer, and we expect it to stay well above 3 percent through 2001.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, overall economic growth should to pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but money is still freely available for good quality borrowers. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of
2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF DECEMBER 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Sincerely,

Scudder Kemper Investments, Economics Group

ECONOMIC OVERVIEW

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[BIEMFORD PHOTO]

J. PATRICK BEIMFORD JR. JOINED SCUDDER KEMPER INVESTMENTS, INC. AS A PORTFOLIO MANAGER IN 1976. HE IS A MANAGING DIRECTOR AND CO-LEAD PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME FUND. HE IS A CHARTERED FINANCIAL ANALYST.

[FALLER PHOTO]

JAN C. FALLER JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1999 AND HAS FIVE YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE. HE IS CO-LEAD MANAGER OF KEMPER STRATEGIC INCOME FUND AND A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE EURO FELL SHARPLY IN VALUE DURING THE PAST YEAR AMID A LACK OF CONFIDENCE IN THE EUROPEAN CENTRAL BANK. IN THE UNITED STATES, INVESTOR CONFIDENCE IN THE FEDERAL RESERVE WAS HIGH, BUT THE HIGH-YIELD BOND MARKET SUFFERED AMID DETERIORATING CREDIT CONDITIONS, ANEMIC INVESTOR DEMAND AND EARNINGS SHORTFALLS IN TELECOM BONDS.

Q     HOW DID GLOBAL FIXED-INCOME MARKETS BEHAVE AND KEMPER STRATEGIC INCOME
FUND PERFORM DURING FISCAL YEAR 2000?

A     The 12-month period ended October 31, 2000, was difficult for domestic high-yield bonds, the largest component of the fund's portfolio. Credit quality deteriorated, high-yield defaults rose, and investor demand was weak. Bonds in established overseas markets also declined during fiscal year 2000 as the euro's value fell sharply. Still, there were two bright spots within the global bond market: emerging market bonds and long-term U.S. government securities.

  Emerging markets in Latin American countries such as Mexico and Venezuela benefited from a sharp increase in energy prices this past year. During the second half of the fiscal year, U.S. Treasuries rallied as the Treasury Department began repurchasing debt and the government posted a record $237 billion budget surplus. For the fund, preserving capital was challenging as the Federal Reserve tightened monetary policy and global economic growth slowed. Severe weakness in the euro and U.S. high-yield markets more than offset strength in emerging market bonds during fiscal year 2000.

  Kemper Strategic Income Fund's total return was down 4.91 percent (Class A shares, unadjusted for a sales charge) for fiscal year 2000. This was less than that of the average 0.62 percent return of the fund's Lipper peers (multisector income funds) and less than the 7.13 percent return of the fund's unmanaged benchmark, the Lehman Brothers Government/Corporate index, a group of investment-grade bonds that vary in maturity and quality.

  The biggest factor affecting fund performance during the period was its holdings in euro-denominated bonds. As the euro declined sharply in value against the U.S. dollar, the value of the fund's holdings dropped. To preserve capital, we

Declining value of the euro since its debut 22 months ago
[BAR GRAPH]

                                                                           THEORETICAL EURO
                                                                           ----------------
12/98                                                                           1.1667
                                                                                1.1362
                                                                                1.1028
3/99                                                                            1.0762
                                                                                1.0570
                                                                                1.0420
6/99                                                                            1.0351
                                                                                1.0711
                                                                                1.0566
9/99                                                                            1.0684
                                                                                1.0549
                                                                                1.0093
12/99                                                                           1.0062
                                                                                0.9707
                                                                                0.9642
3/00                                                                            0.9553
                                                                                0.9119
                                                                                0.9380
6/00                                                                            0.9525
                                                                                0.9266
                                                                                0.8878
                                                                                0.8827
10/00                                                                           0.8489

THIS CHART SHOWS WHAT A EURO WAS WORTH IN U.S. DOLLARS BETWEEN 12/31/98 AND 10/31/00. IT IS NOT INTENDED TO REPRESENT THE PAST OR FUTURE PERFORMANCE OF ANY KEMPER FUND.

SOURCE: BLOOMBERG BUSINESS NEWS

PERFORMANCE UPDATE

reduced the fund's position in euro securities between October 1999 and October 2000. While we would have liked to liquidate our entire position, a gradual approach was necessary to stabilize the fund's income potential. As opportunities arise in the coming year, we may further reduce the fund's weighting in euro-denominated bonds (14 percent as of October 31, 2000).

Q     WHY HAS THE EURO FALLEN, AND HOW MUCH DID THE DECLINE AFFECT THE FUND?

A     At the start of fiscal year 2000, it took more than $1.05 to buy a euro.
By October 31, 2000, a euro was worth 85 cents. We think this decline resulted from several reasons. First, the European Central Bank faced a severe credibility problem with investors. Second, European corporations acquired many U.S. companies during the period and financed deals with U.S. dollars, increasing demand for U.S. currency at the expense of the euro. Also, U.S. economic growth has been stronger than in Europe, prompting investors to keep a greater share of their investment portfolios in U.S. dollars rather than euros. Finally, higher domestic interest rates made U.S. dollar deposits more attractive.

Q     HIGH-YIELD BONDS WERE THE LARGEST COMPONENT OF THE PORTFOLIO DURING FISCAL
YEAR 2000. WILL YOU ELABORATE ON WHY MARKET CONDITIONS WERE SO BAD?

A     The returns from high-yield bonds were negative for the 12 months ended
October 31, 2000. The total return of the unmanaged Merrill Lynch High Yield Master index, a group of lower-rated bonds that vary in quality, was down 1.68 percent for the period. The price component of the index fell 10.17 percent. For many high-yield investors, preserving capital was a challenge, as income did not offset losses in principal value.

  Overall, the default picture continued to loom large in the minds of high-yield investors, especially with respect to telecom, retail and small-company bonds. Credit conditions deteriorated as downgrades outnumbered upgrades. Recovery rates for distressed bonds also remain low, and, from what we can see, about one bond in four appears in distress. We believe the default rate for calendar year 2000 will close at around 5.5 percent to 6.0 percent, up from
4.0 percent at the end of 1999, according to Chase Securities.

  Within the high-yield bond market, the higher the quality, the better the return in fiscal year 2000. Bonds rated BB held up better than single B and CCCs, as shown in the table below. The interest-rate spread -- the difference between high-yield bonds and 10-year Treasury bonds -- rose to 826 basis points, the highest level in several years.

Q     HOW WERE THE FUND'S HIGH-YIELD BONDS POSITIONED DURING THE PERIOD?

A     During the period, we focused on larger, more liquid bond issues and on companies with relatively solid cash flow and proven management. Given that 10-year Treasury bonds yielded 5.75 percent at the end of October 2000, most high-yield bonds rated single B offered double the yield of government bonds for investors willing to assume additional risk. That's why we had a majority of the fund's assets in the high-yield category and within the single-B rating category.

HIGH-YIELD MARKET PERFORMANCE

 TOTAL RETURN

    RATING            CALENDAR 2000
    CATEGORY         THROUGH OCT. 31            CALENDAR YEAR 1999
----------------------------------------------------------------------
    BB BONDS               3.95%                      2.80%
 ......................................................................
    B BONDS               -5.13%                      2.84%
 ......................................................................
    CCC BONDS            -13.82%                      8.79%
 ......................................................................

SOURCE: CHASE SECURITIES, 10/31/00. THE ABOVE RETURNS ARE NOT INTENDED TO REPRESENT THE RETURN OR RISK PROFILE OF ANY KEMPER FUND.

HIGH-YIELD BOND

 SPREADS TO TREASURIES IN THE HIGH-YIELD MARKET

                     1996   1997   1998   1999   OCTOBER 2000
-----------------------------------------------------------------
    B                382    371    615    483        778
 .................................................................
    BB               214    251    375    301        423
 .................................................................
    DIFFERENCE       168    120    240    182        355
 .................................................................

SPREADS ARE THE DIFFERENCE IN INTEREST RATES BETWEEN A CATEGORY OF HIGH-YIELD BONDS AND 10-YEAR TREASURIES. UNLIKE TREASURIES, INTEREST AND PRINCIPAL OF HIGH-YIELD BONDS ARE NOT GUARANTEED.

SOURCE: CHASE SECURITIES.

PERFORMANCE UPDATE

  Given the prospects for continued modest U.S. economic growth, we think the high-yield market's risk-reward profile is getting more compelling every day. We feel that the key to unlocking this value will be careful attention to credit quality. We believe that the high-yield market rewards effective screening of individual issues. Now more than ever, we are committed to broad, deep and careful analytical research.

Q     YOU SAID THAT EMERGING MARKET BONDS WERE A BRIGHT SPOT. HOW WELL HAVE THEY
DONE AND WHY?

A     Growth has picked up steam in certain emerging markets, notably in Latin
America and certain emerging European markets, where economic restructuring seems to be taking hold. Bonds in some countries such as Mexico have rallied since October 1999 as rating services have upgraded certain government debt to investment grade. The fund benefited from this trend because we made Mexico one of the fund's largest emerging market holdings during the year. We also have had significant holdings in Bulgaria, and these bonds have also done well. However, we remain wary of emerging markets in Asia because many are highly dependent on energy imports, and higher energy prices may negatively affect Asian economic growth in the coming months.

Q     FINALLY, HOW ARE YOU POSITIONING THE PORTFOLIO FOR THE ROAD AHEAD?

A     Many economists believe the U.S. Federal Reserve can reduce its short-term interest-rate target in the spring, especially since it now appears that there will be too much gridlock in Washington for anyone to spend the federal budget surplus. Retail investors, perhaps due to misperceptions, appear to lack sufficient confidence in bonds as an asset class and have continued to withdraw money from the market. However, when liquidity returns, we think many bond markets will be well positioned to stage a lasting recovery. At this juncture, we do not believe the high-yield bond market will deteriorate much further since it appears that the Fed's economic rebalancing act is working.

  We have taken steps to increase the fund's competitive results, and we think the portfolio repositioning we have done this past year will prove effective in the long run. While fiscal year 2000's results were disappointing, over the long term the fund's investment approach has delivered positive results. We remain committed to an investment strategy that has helped the fund outdistance all of its peers for the 10-year period ended October 31, 2000 (see Lipper rankings, on page 2). We cannot guarantee what will happen in the months ahead, but we believe that many of the performance obstacles that the fund has faced during the past two years are now history.

TERMS TO KNOW

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 5.50 percent is 50 basis points.

CREDIT SPREAD The difference in yields between higher-quality and lower-quality bonds, typically comparing the same types of bonds. For example, if AAA-rated corporate bonds yield 5 percent, and BBB-rated corporate bonds yield 6 percent, the credit spread is 1 percent. When the spread becomes less because the higher yield drops or the lower yield rises, the spread is said to narrow. When the opposite occurs, the spread is said to widen.

DEFAULT Failure of a borrower to pay what is owed when it is owed. The default rate of high-yield bonds can be measured as the percentage of bond issuers that are not meeting their obligations at a given point in time.

EURO The monetary unit that is gradually replacing the national currencies of most established Western European countries with the exception of the United Kingdom. Introduced at the start of 1999 for large commercial transactions, euro currency is expected to be in general circulation next year.

FEDERAL FUNDS RATE The interest rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with one- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                     ON 10/31/00              ON 10/31/99
    HIGH-YIELD CORPORATE BONDS            42%                    52.0%
 ................................................................................
    EMERGING MARKET BONDS                 28                       --
 ................................................................................
    FOREIGN CURRENCY BONDS                16                     43.0
 ................................................................................
    OTHER                                 11                      4.5
 ................................................................................
    CASH EQUIVALENTS                       3                      0.5
--------------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART] [PIE CHART]

QUALITY

                                     ON 10/31/00              ON 10/31/99
    AAA                                 17.7%                    15.7%
 ................................................................................
    AA AND A                             4.7                      8.1
 ................................................................................
    BBB                                 13.1                      4.6
 ................................................................................
    BB                                   7.3                     10.4
 ................................................................................
    B                                   52.1                     51.1
 ................................................................................
    CCC                                  3.7                      5.4
 ................................................................................
    NONRATED                             1.4                      4.7
--------------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART] [PIE CHART]

INTEREST RATE SENSITIVITY

                                     ON 10/31/00              ON 10/31/99
    AVERAGE MATURITY                  7.4 years                8.6 years
 ................................................................................
    DURATION                          3.5 years                5.5 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                              1-YEAR   5-YEAR   10-YEAR        LIFE OF CLASS
-------------------------------------------------------------------------------------------------
    KEMPER STRATEGIC INCOME FUND CLASS A      -9.23%    2.36%    10.57    8.94%  (since 6/23/77)
 .................................................................................................
    KEMPER STRATEGIC INCOME FUND CLASS B      -8.46     2.16       n/a    3.64   (since 5/31/94)
 .................................................................................................
    KEMPER STRATEGIC INCOME FUND CLASS C      -5.51     2.52       n/a    3.85   (since 5/31/94)
 .................................................................................................

KEMPER STRATEGIC INCOME FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 6/30/77 to 10/31/00
[LINE GRAPH]

                                                                                 LEHMAN BROTHERS
                                                 KEMPER STRATEGIC INCOME        GOVERNMENT/CREDIT          U.S. CONSUMER PRICE
                                                      FUND CLASS A1                  INDEX+                      INDEX++
                                                 -----------------------        -----------------          -------------------
6/30/77                                                    9550                       10000                       10000
                                                           9564                       10077                       10231
                                                          10092                       10196                       11153
                                                          11833                       10431                       12636
                                                          14806                       10751                       14217
                                                          15208                       11531                       15486
                                                          17570                       15116                       16079
                                                          20471                       16325                       16689
12/31/84                                                  21646                       18776                       17348
                                                          24960                       22776                       18007
                                                          25640                       26334                       18204
                                                          23588                       26938                       19012
                                                          27755                       28980                       19852
                                                          29954                       33106                       20774
                                                          26166                       35848                       22043
                                                          39676                       41629                       22718
                                                          46792                       44785                       23377
12/31/93                                                  56568                       49725                       24020
                                                          54369                       47980                       24662
                                                          65068                       57213                       25288
                                                          70649                       58874                       26129
                                                          76504                       64619                       26573
                                                          79402                       70750                       27002
                                                          78776                       69220                       27727
10/31/00                                                  73815                       74642                       28639

KEMPER STRATEGIC INCOME FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 5/31/94 to 10/31/00
[LINE GRAPH]

                                                                                 LEHMAN BROTHERS
                                                 KEMPER STRATEGIC INCOME        GOVERNMENT/CREDIT          U.S. CONSUMER PRICE
                                                      FUND CLASS B1                  INDEX+                      INDEX++
                                                 -----------------------        -----------------          -------------------
5/31/94                                                   10000                       10000                       10000
                                                           9965                        9977                       10034
                                                           9794                       10063                       10149
                                                          10935                       11250                       10339
                                                          11613                       11999                       10407
6/30/96                                                   11663                       11774                       10624
                                                          12493                       12347                       10753
                                                          12779                       12685                       10868
                                                          13389                       13552                       10936
                                                          13793                       14109                       11051
12/31/98                                                  13763                       14838                       11112
                                                          13469                       14501                       11268
                                                          13512                       14517                       11410
                                                          13289                       15122                       11688
10/31/00                                                  12580                       15654                       11786

KEMPER STRATEGIC INCOME FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 5/31/94 to 10/31/00
[LINE GRAPH]

                                                                                 LEHMAN BROTHERS
                                                 KEMPER STRATEGIC INCOME        GOVERNMENT/CREDIT          U.S. CONSUMER PRICE
                                                      FUND CLASS C1                  INDEX+                      INDEX++
                                                 -----------------------        -----------------          -------------------
5/31/94                                                   10000                       10000                       10000
                                                           9966                        9977                       10034
                                                           9815                       10063                       10149
                                                          10960                       11250                       10339
                                                          11649                       11999                       10407
6/30/96                                                   11702                       11774                       10624
                                                          12560                       12347                       10753
                                                          12852                       12685                       10868
                                                          13492                       13552                       10936
                                                          13905                       14109                       11051
12/31/98                                                  13865                       14838                       11112
                                                          13584                       14501                       11268
                                                          13647                       14517                       11410
                                                          13445                       15122                       11688
10/31/00                                                  12747                       15654                       11786

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE WILL FLUCTUATE WITH CHANGING
MARKET CONDITIONS, SO THAT WHEN
REDEEMED, SHARES MAY BE WORTH MORE OR
LESS THAN ORIGINAL COST.

 *THE MAXIMUM SALES CHARGE FOR CLASS A
  SHARES IS 4.5%. FOR CLASS B SHARES,
  THE MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE IS 4%. CLASS C SHARES HAVE NO
  SALES ADJUSTMENT, BUT REDEMPTIONS
  WITHIN ONE YEAR OF PURCHASE MAY BE
  SUBJECT TO A CONTINGENT DEFERRED SALES
  CHARGE OF 1%. SHARE CLASSES INVEST IN
  THE SAME UNDERLYING PORTFOLIO. DURING
  THE PERIODS NOTED, SECURITIES PRICES
  FLUCTUATED. FOR ADDITIONAL
  INFORMATION, SEE THE PROSPECTUS,
  STATEMENT OF ADDITIONAL INFORMATION
  AND THE FINANCIAL HIGHLIGHTS AT THE
  END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. IN
    COMPARING THE PERFORMANCE OF KEMPER
    STRATEGIC INCOME FUND CLASS A SHARES
    WITH THAT OF THE LEHMAN BROTHERS
    GOVERNMENT/CORPORATE BOND INDEX AND
    THE CONSUMER PRICE INDEX, YOU SHOULD
    ALSO NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDICES.

 +THE LEHMAN BROTHERS GOVERNMENT/CREDIT
  BOND INDEX IS AN UNMANAGED INDEX OF
  INTERMEDIATE- AND LONG-TERM GOVERNMENT
  AND INVESTMENT-GRADE CORPORATE DEBT
  SECURITIES. SOURCE: WIESENBERGER(R).

++THE U.S. CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. SOURCE:
  WIESENBERGER(R).

THE FUND MAY INVEST IN LOWER-RATED AND
NONRATED SECURITIES, WHICH PRESENT
GREATER RISK OF LOSS TO PRINCIPAL AND
INTEREST THAN HIGHER-RATED SECURITIES.
THE FUND MAY ALSO INVEST A SIGNIFICANT
PORTION OF ASSETS IN FOREIGN SECURITIES,
WHICH PRESENT SPECIAL RISKS INCLUDING
FLUCTUATING EXCHANGE RATES, GOVERNMENT
REGULATION AND DIFFERENCES IN LIQUIDITY
THAT MAY AFFECT YOUR INVESTMENT.

PORTFOLIO OF INVESTMENTS

KEMPER STRATEGIC INCOME FUND
Portfolio of Investments as of 10/31/2000

    REPURCHASE AGREEMENTS--0.0%                                                      PRINCIPAL AMOUNT       VALUE
                                              State Street Bank and Trust Company,
                                                6.55% to be repurchased at
                                                $212,038 on 11/01/2000
                                              (Cost $212,000) **                       $   212,000       $    212,000
                                              ---------------------------------------------------------------------------
    SHORT-TERM NOTES--2.5%

                                              Federal Home Loan Bank, 6.350%,
                                                11/01/2000
                                              (Cost $12,000,000)                        12,000,000         12,000,000
                                              ---------------------------------------------------------------------------
    U.S. TREASURY OBLIGATION--5.5%

                                              U.S. Treasury Bond, 6.50%, 2/15/2010
                                              (Cost $26,680,820)                        25,500,000         26,691,360
                                              ---------------------------------------------------------------------------
    FOREIGN BONDS--39.2%

    U.S.$ DENOMINATED--24.5%
                                              AES Corporation, 11.500%, 08/30/2010         650,000            685,750
                                              Euramax International, PLC, 11.250%,
                                                10/01/06                                 3,695,000          3,066,850
                                              Federative Republic of Brazil,
                                                11.625%, 04/15/2004                      2,875,000          2,903,750
                                              Kappa Beheer BV, 10.625%, 07/15/2009          70,000             70,000
                                              Kingdom of Morocco, Restructuring
                                                and Consolidation Agreement,
                                                Tranche A, Floating Rate Bond,
                                                LIBOR plus .8125%, (7.750%),
                                                01/01/2009                               5,211,560          4,547,086
                                              Republic of Bulgaria, Floating Rate
                                                Bond, LIBOR plus .8125%, (7.750%),
                                                07/28/2011                              36,500,000         27,192,500
                                              Republic of Columbia, 8.625%,
                                                04/01/2008                               2,150,000          1,636,688
                                              Republic of Panama, Past Due
                                                Interest Bond, LIBOR plus .8125%,
                                                (7.75%; 4.0% with 3.75% Interest
                                                Capitalization), 07/17/2016              4,119,174          3,192,360
                                              Republic of Turkey, 12.000%,
                                                12/15/2008                                 840,000            869,400
                                              Republic of Turkey, 12.375%,
                                                06/15/2009                              14,700,000         14,700,000
                                              Republic of Venezuela, Debt
                                                Conversion Bond, Floating Rate
                                                Bond, Series DL, LIBOR plus .875%,
                                                (7.875%), 12/18/2007                    19,464,130         16,252,549
                                              Russian Ministry of Finance,
                                                10.000%, 06/26/2007                      7,400,000          5,540,750
                                              TFM, S.A. de C.V., 10.250%,
                                                06/15/2007                               2,820,000          2,481,600
                                              United Mexican States, 10.375%,
                                                02/17/2009                               3,550,000          3,771,875
                                              United Mexican States Global,
                                                9.875%, 01/15/2007                       7,950,000          8,238,188
                                              United Mexican States Global,
                                                11.375%, 09/15/2016                     10,000,000         11,325,000

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT       VALUE
                                              United Mexican States, 11.500%,
                                                05/15/2026                             $10,000,000       $ 11,787,500
                                              ---------------------------------------------------------------------------
                                                                                                          118,261,846
-------------------------------------------------------------------------------------------------------------------------

    NON U.S.$ DENOMINATED--14.7%
                                              Federal Republic of Germany, 6.000%,
                                                01/04/2007                          EUR   9,166,220         8,111,183
                                              Federal Republic of Germany, 6.000%,
                                                07/04/2007                          EUR  44,998,662        39,880,426
                                              Kingdom of Spain, 6.000%, 01/31/2008  EUR  26,000,000        22,753,488
                                              ---------------------------------------------------------------------------
                                                                                                           70,745,097
                                              ---------------------------------------------------------------------------
                                              TOTAL FOREIGN BONDS
                                              (Cost $220,489,131)                                         189,006,943
                                              ---------------------------------------------------------------------------
    CORPORATE BONDS--51.8%

    CONSUMER DISCRETIONARY--6.0%
                                              AFC Enterprises, 10.250%, 05/15/2007     $ 3,240,000          3,078,000
                                              AMF Bowling, Inc, 10.875%,
                                                03/15/2006*                              3,950,000            869,000
                                              AMF Bowling, Inc., Step-up Coupon,
                                                0% to 03/15/2001, 12.250% to
                                                03/15/2006*                                995,000            199,000
                                              Advantica Restaurant Co., 11.250%,
                                                01/15/2008                                 485,216            232,903
                                              Avondale Mills, 10.250%, 05/01/2006          170,000            161,500
                                              Boca Resorts, Inc., 9.875%,
                                                04/15/2009                               3,330,000          3,146,850
                                              Cinemark USA, Inc., Series D,
                                                9.625%, 08/01/2008                       2,000,000            900,000
                                              Eldorado Resorts, 10.500%,
                                                08/15/2006                               1,120,000          1,120,000
                                              Finlay Enterprises, Inc., 9.000%,
                                                05/01/2008                               1,290,000          1,167,450
                                              Finlay Fine Jewelry Co., 8.375%,
                                                05/01/2008                                 710,000            646,100
                                              Galey & Lord, Inc., 9.125%,
                                                03/01/2008                                 670,000            361,800
                                              Guitar Center Management, 11.000%,
                                                07/01/2006                               3,297,000          3,181,605
                                              Hines Horticulture, Inc., 11.750%,
                                                10/15/2005                               1,748,000          1,311,000
                                              Imperial Home Decor Group, Inc.,
                                                11.000%, 03/15/2008*                       720,000              7,200
                                              Krystal Inc., 10.250%, 10/01/2007          2,450,000          1,837,500
                                              MGM Grand Inc., 9.750%, 06/01/2007         1,770,000          1,834,163
                                              MGM Mirage, Inc., 8.500%, 09/15/2010       2,440,000          2,391,200
                                              Mandalay Resort Group, 6.450%,
                                                02/01/2006                                 330,000            291,954
                                              Mandalay Resort Group, 9.500%,
                                                08/01/2008                                 500,000            512,500
                                              National Vision Association, Ltd.,
                                                12.750%, 10/15/2005*                     5,450,000          2,071,000
                                              Park Place Entertainment, Inc.,
                                                9.375%, 02/15/2007                       1,520,000          1,531,400
                                              Restaurant Co., Step-up Coupon, 0%
                                                to 05/15/2003, 11.250% to
                                                05/15/2008                               1,480,000            621,600

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT       VALUE
                                              Sealy Mattress Co., Step-up Coupon,
                                                0% to 12/15/2002, 10.875% to
                                                12/15/2007                             $ 1,595,000       $  1,220,175
                                              Specialty Retailers, Inc., 8.500%,
                                                07/15/2005*                                360,000             18,000
                                              Specialty Retailers, Inc., 9.000%,
                                                07/15/2007*                              1,760,000             17,600
                                              ---------------------------------------------------------------------------
                                                                                                           28,729,500
-------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--0.3%
                                              Grove Worldwide LLC, 9.250%,
                                                05/01/2008                               1,060,000            159,000
                                              Jafra Cosmetics International, Inc.,
                                                11.750%, 05/01/2008                      1,435,000          1,377,600
                                              ---------------------------------------------------------------------------
                                                                                                            1,536,600
-------------------------------------------------------------------------------------------------------------------------

    HEALTH--1.4%
                                              Dade International, Inc., 11.125%,
                                                05/01/2006                                 950,000             66,500
                                              MEDIQ, Inc., 11.000%, 06/01/2008*          1,350,000             67,500
                                              Magellan Health Services, Inc.,
                                                9.000%, 02/15/2008                       2,170,000          1,432,200
                                              Mariner Post-Acute Network, Inc.,
                                                Step-up Coupon, 0% to 11/01/2002,
                                                10.500% to 11/01/2007*                   5,020,000             25,100
                                              Mariner Post-Acute Network, Inc.,
                                                10.500%, 08/01/2006                      3,520,000          3,203,200
                                              Tenet Healthcare Corp., 9.250%,
                                                09/01/2010                               1,860,000          1,948,350
                                              Vencor, Inc., 9.875%, 05/01/2005*            800,000            144,000
                                              ---------------------------------------------------------------------------
                                                                                                            6,886,850
-------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--11.1%
                                              Allegiance Telecom, Inc., 12.875%,
                                                05/15/2008                               2,020,000          2,020,000
                                              Call-Net Enterprises, Inc., Step-up
                                                Coupon, 0% to 05/15/2004, 10.800%
                                                to 05/15/2009                              310,000             83,700
                                              Call-Net Enterprises, Inc., Step-up
                                                Coupon, 0% to 08/15/2003, 8.940%
                                                to 08/15/2008                              170,000             49,300
                                              Call-Net Enterprises, Inc., 9.375%,
                                                05/15/2009                                 670,000            288,100
                                              Comunicacion Cellular, S.A., Step-up
                                                Coupon, 0% to 09/29/2000, 14.125%
                                                to 03/01/2005                              160,000            121,600
                                              Crown Castle International Corp.,
                                                Step-up Coupon, 0% to 11/15/2002,
                                                10.625% to 11/15/2007                    1,190,000            922,250
                                              Crown Castle International Corp.,
                                                10.750%, 08/01/2011                        730,000            744,600
                                              Crown Castle International Corp.,
                                                Step-up Coupon, 0% to 08/01/2004,
                                                11.25% to 08/01/2011                       890,000            578,500
                                              Dobson Communications Corp.,
                                                10.875%, 07/01/2010                        480,000            463,200
                                              Esprit Telecom Group, PLC, 10.875%,
                                                06/15/2008                                 800,000            160,000
                                              Esprit Telecom Group, PLC, 11.500%,
                                                12/15/2007                               2,345,000            469,000
                                              FairPoint Communications, 12.500%,
                                                05/01/2010                               1,400,000          1,232,000
                                              Global Crossing Holdings Ltd.
                                                9.500%, 11/15/2009,                      2,540,000          2,432,050

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT       VALUE
                                              Global Telesystems Group, 9.875%,
                                                02/15/2005                             $   390,000       $    120,900
                                              Hermes Europe Railtel BV, 11.500%,
                                                08/15/2007                                 180,000             91,800
                                              ICG Holdings, Inc., Step-up Coupon,
                                                0% to 09/15/2000, 13.500% to
                                                09/15/2005                               4,765,000            810,050
                                              Impsat Corp., 12.375%, 06/15/2008          1,765,000          1,288,450
                                              Intermedia Communications of
                                                Florida, Inc., Step-up Coupon, 0%
                                                to 05/15/2001, 12.500% to
                                                05/15/2006                               1,800,000          1,656,000
                                              Intermedia Communications of
                                                Florida, Inc., Step-up Coupon, 0%
                                                to 07/15/2002, 11.250% to
                                                07/15/2007                               1,980,000          1,623,600
                                              KMC Telecom Holdings, Inc., Step-up
                                                Coupon, 0% to 02/15/2003,
                                                12.500% to 02/15/2008                    3,830,000            459,600
                                              KMC Telecom Holdings, Inc., 13.500%,
                                                05/15/2009                                 380,000            121,600
                                              Level 3 Communications Inc., 9.125%,
                                                05/01/2008                               1,640,000          1,328,400
                                              Level 3 Communications Inc.,
                                                11.250%, 03/15/2010                        500,000            450,000
                                              MGC Communications, 13.000%,
                                                10/01/2004                               2,250,000          1,687,500
                                              McLeod USA, Inc., 9.250%, 07/15/2007         550,000            506,000
                                              MetroNet Communications Corp.,
                                                Step-up Coupon, 0% to 11/01/2002,
                                                10.750% to 11/01/2007                      850,000            752,250
                                              MetroNet Communications Corp.,
                                                Step-up Coupon, 0% to 06/15/2003,
                                                9.950%, 06/15/2008                       2,035,000          1,630,544
                                              Metromedia Fiber Network, Inc.,
                                                10.000%, 11/15/2008                        910,000            819,000
                                              Millicom International Cellular,
                                                S.A., Step-up Coupon, 0% to
                                                06/01/2001, 13.500% to 06/01/2006        3,130,000          2,535,300
                                              Nextel Communications, Inc. 9.375%,
                                                11/15/2009                               3,885,000          3,729,600
                                              Nextel Communications, Inc., Step-up
                                                Coupon, 0% to 09/15/2002,
                                                10.650% to 09/15/2007                    1,825,000          1,487,375
                                              Nextlink Communications, Inc., Step-
                                                up Coupon, 0% to 04/15/2003,
                                                9.450% to 04/15/2008                       930,000            525,450
                                              Nextlink Communications, Inc., Step-
                                                up Coupon, 0% to 06/01/2004,
                                                12.250% to 06/01/2009                    1,070,000            561,750
                                              Nextlink Communications, Inc.,
                                                12.500%, 04/15/2006                      2,545,000          2,341,400
                                              PTC International Finance, Step-up
                                                Coupon, 0% to 07/01/2002, 10.750%
                                                to 07/01/2007                            6,670,000          4,435,550
                                              PTC International Finance II,
                                                11.250%, 12/01/2009                        270,000            245,700
                                              Primus Telecommunications Group,
                                                11.250%, 01/15/2009                        320,000            160,000
                                              Primus Telecommunications Group,
                                                11.750%, 08/01/2004                      2,710,000          1,355,000
                                              Primus Telecommunications Group,
                                                12.750%, 10/15/2009                      1,620,000            810,000

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT       VALUE
                                              SBA Communications Corp., Step-up
                                                Coupon, 0% to 03/01/2003,
                                                12.000% to 03/01/2008                  $ 1,610,000       $  1,207,500
                                              Spectrasite Holdings, Inc., Step-up
                                                Coupon, 0% to 04/15/2004, 11.250%
                                                to 04/15/2009                            1,500,000            780,000
                                              Spectrasite Holdings, Inc., Step-up
                                                Coupon, 0% to 7/15/2003, 12.000%
                                                to 07/15/2008                            2,580,000          1,599,600
                                              Spectrasite Holdings, Inc., 10.750%,
                                                03/15/2010                                 190,000            172,900
                                              Telecorp PCS Inc, 10.625%,
                                                07/15/2010                                 920,000            913,100
                                              Telecorp PCS, Inc., Step-up-Coupon,
                                                0% to 04/15/2004, 11.625% to
                                                04/15/2009                               1,190,000            764,575
                                              Teligent, Inc., Step-up Coupon, 0%
                                                to 03/01/2003, 11.500% to
                                                03/01/2008                                 740,000            185,000
                                              Teligent, Inc., 11.500%, 12/01/2007        2,190,000            876,000
                                              Tritel PCS Inc., Step-up Coupon, 0%
                                                to 05/01/2004, 12.75% to
                                                05/15/2009                               1,540,000            993,300
                                              Triton Communications, L.L.C.,
                                                Step-up Coupon, 0% to 05/01/2003,
                                                11.000% to 05/01/2008                    4,500,000          3,386,250
                                              Versatel Telecom, 11.875%,
                                                07/15/2009                                 390,000            286,650
                                              Versatel Telecom, 13.250%,
                                                05/15/2008                                 930,000            711,450
                                              Versatel Telecom, 13.250%,
                                                05/15/2008                                 360,000            275,400
                                              Viatel, Inc., Step-up Coupon, 0% to
                                                04/15/2003, 12.500% to 04/15/2008          610,000            179,950
                                              ---------------------------------------------------------------------------
                                                                                                           53,428,794
-------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--5.9%
                                              Banco Nacional de Desenvolvimiento
                                                Economico e Social, 10.300%,
                                                06/16/2008                              29,525,000         27,310,625
                                              FRD Acquisition, 12.500%, 07/15/2004         230,000             85,100
                                              HMH Properties, 7.875%, 08/01/2008         1,210,000          1,113,200
                                              ---------------------------------------------------------------------------
                                                                                                           28,508,925
-------------------------------------------------------------------------------------------------------------------------

    MEDIA--5.2%
                                              American Lawyer Media, Inc., Step-up
                                                Coupon, 0% to 12/15/2002,
                                                12.250% to 12/15/2008                      360,000            223,200
                                              Avalon Cable Holdings LLC, Step-up
                                                coupon, 0% to 12/01/2003,
                                                11.875% to 12/01/2008                    1,760,000          1,161,600
                                              Charter Communications Holdings LLC,
                                                8.250%, 04/01/2007                         520,000            470,600
                                              Comcast UK Cable Partners, Ltd.,
                                                Step-up Coupon 0% to 11/15/2000,
                                                11.2000% to 11/15/2007                   4,200,000          3,801,000
                                              Diamond Cable Communications, PLC,
                                                13.250%, 09/30/2004                      2,025,000          2,085,750
                                              Echostar DBS Corp., 9.250%,
                                                02/01/2006                               1,090,000          1,068,200
                                              Echostar DBS Corp., 9.375%,
                                                02/01/2009                                 610,000            597,800
                                              Frontiervision LP, 11.000%,
                                                10/15/2006                               1,200,000          1,200,000

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT       VALUE
                                              Interep National Radio Sales, Inc.,
                                                10.000%, 07/01/2008                    $ 1,070,000       $    904,150
                                              NTL Communications Corp., 11.875%,
                                                10/01/2010                                 300,000            276,000
                                              NTL, Inc., 11.500%, 10/01/2008             2,905,000          2,687,125
                                              Renaissance Media Group, Step-up
                                                Coupon, 0% to 04/15/2003, 10.000%
                                                to 04/15/2008                            1,000,000            670,000
                                              Sinclair Broadcasting Group, Inc.,
                                                8.750%, 12/15/2007                         730,000            642,400
                                              Star Choice Communications, Inc.,
                                                13.000%, 12/15/2005                        875,000            953,750
                                              TeleWest Communications, PLC,
                                                Step-up Coupon, 0% to 10/01/2000,
                                                11.000% to 10/01/2007                    2,395,000          2,107,600
                                              TeleWest Communications, PLC,
                                                9.625%, 10/01/2006                          20,000             16,400
                                              TeleWest Communications, PLC,
                                                11.250%, 11/01/2008                      1,250,000          1,125,000
                                              Transwestern Publishing, Step-up
                                                Coupon, 0% to 11/15/2002, 11.875%
                                                to 11/15/2008                            3,100,000          2,387,000
                                              Transwestern Publishing, 9.625%,
                                                11/15/2007                               1,340,000          1,326,600
                                              United International Holdings,
                                                Step-up Coupon, 0% to 02/15/2003,
                                                10.750% to 02/15/2008                    1,710,000          1,060,200
                                              United Pan-Europe Communications,
                                                10.875%, 11/01/2007                        610,000            469,700
                                              ---------------------------------------------------------------------------
                                                                                                           25,234,075
-------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--2.3%
                                              Avis Rent A Car, 11.000%, 05/01/2009       2,210,000          2,381,275
                                              Coinmach Corp., 11.750%, 11/15/2005        4,370,000          4,337,225
                                              Kindercare Learning Centers, Inc.,
                                                9.500%, 02/15/2009                       1,925,000          1,751,750
                                              La Petite Academy, Inc., 10.000%,
                                                05/15/2008                               2,430,000          1,458,000
                                              Spincycle, Inc., Step-up Coupon, 0%
                                                to 05/01/2001, 12.750% to
                                                05/01/2005                               4,010,000          1,203,000
                                              ---------------------------------------------------------------------------
                                                                                                           11,131,250
-------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.7%
                                              Airxcel, 11.000%, 11/15/2007               1,570,000            800,700
                                              DeCrane Aircraft Holdings, Inc.,
                                                12.000%, 09/30/2008                      2,400,000          2,160,000
                                              Fairchild Corp., 10.750%, 04/15/2009         620,000            502,200
                                              ---------------------------------------------------------------------------
                                                                                                            3,462,900
-------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--6.7%
                                              Agriculture, Mining and Chemicals,
                                                Inc., 10.750%, 09/30/2003                1,240,000            818,400
                                              Atlantis Group, Inc., 11.000%,
                                                02/15/2003                               1,328,000            996,000
                                              BPC Holdings Corp., 12.500%,
                                                06/15/2006                               3,194,656          1,597,328
                                              Berry Plastics Corp., 12.250%,
                                                04/15/2004                                 505,000            459,550
                                              Consumers International, 10.250%,
                                                04/01/2005                               1,220,000            366,000
                                              Day International Group, Inc.,
                                                11.125%, 06/01/2005                      2,290,000          2,255,650

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT       VALUE
                                              Eagle-Picher Holdings, Inc., 9.375%,
                                                03/01/2008                             $ 2,240,000       $  1,612,800
                                              Flowserve Corporation, 12.250%,
                                                08/15/2010                                 680,000            680,000
                                              Foamex, L.P., 13.500%, 08/15/2005            810,000            607,500
                                              Fonda Group, 9.500%, 03/01/2007            3,270,000          2,681,400
                                              GS Technologies, 12.000%, 09/01/2004         940,000             94,000
                                              GS Technologies, 12.250%, 10/01/2005       1,260,000            126,000
                                              Gaylord Container Corp., 9.750%,
                                                6/15/07                                  2,000,000          1,300,000
                                              Grove Holdings LLC, Step-up Coupon,
                                                0% to 05/01/2003, 11.625% to
                                                05/01/2009                                 270,000              2,700
                                              Grove Holdings LLC, 14.500%,
                                                05/01/2010                                 895,757              8,958
                                              Huntsman Package, 11.750%,
                                                12/01/2004                               2,100,000          2,100,000
                                              Knoll, Inc., 10.875%, 03/15/2006             998,000          1,017,960
                                              Motors and Gears, Inc., 10.750%,
                                                11/15/2006                                 790,000            766,300
                                              Neenah Corp., 11.125%, 05/01/2007            720,000            540,000
                                              Plainwell, Inc., 11.000%, 03/01/2008       2,200,000            440,000
                                              Printpack, Inc., 10.625%, 08/15/2006       1,700,000          1,598,000
                                              Riverwood International Corp.,
                                                10.250%, 04/01/2006                        110,000            107,800
                                              Riverwood International Corp.,
                                                10.625%, 08/01/2007                        725,000            717,750
                                              Riverwood International Corp.,
                                                10.875%, 04/01/2008                      4,285,000          3,877,925
                                              SF Holdings Group, Inc., Step-up
                                                Coupon, 0% to 03/15/2003, 12.750%
                                                to 03/15/2008                            1,380,000            710,700
                                              Stone Container Corp., 11.500%,
                                                08/15/2006                                 670,000            683,400
                                              Stone Container Corp., 12.250%,
                                                04/01/2002                                 190,000            190,000
                                              Tenneco Automotive, Inc., 11.625%,
                                                10/15/2009                               8,440,000          4,895,200
                                              Texas Petrochemicals, 11.125%,
                                                07/01/2006                               1,370,000          1,164,500
                                              ---------------------------------------------------------------------------
                                                                                                           32,415,821
-------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--0.8%
                                              Exodus Communications, Inc.,
                                                11.625%, 07/15/2010                      1,060,000            996,400
                                              Flextronics International, 9.875%,
                                                07/01/2010                                 600,000            606,000
                                              PSINet, Inc., 10.000%, 02/15/2005            890,000            436,100
                                              PSINet, Inc., 11.000%, 08/01/2009          1,850,000            906,500
                                              PSINet, Inc., 11.500%, 11/01/2008          1,420,000            724,200
                                              ---------------------------------------------------------------------------
                                                                                                            3,669,200
-------------------------------------------------------------------------------------------------------------------------

    ENERGY--2.1%
                                              AES Corp., 9.375%, 09/15/2010              2,100,000          2,110,500
                                              Chesapeake Energy Corp., 9.625%,
                                                05/01/2005                               3,900,000          3,900,000
                                              Continental Resources, Inc.,
                                                10.250%, 08/01/2008                      2,420,000          2,165,900
                                              Key Energy Services, Inc., 14.000%,
                                                01/15/2009                                 590,000            666,700

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT       VALUE
                                              Nuevo Energy, 9.375%, 10/01/2010         $   340,000       $    338,300
                                              Pen Holdings, Inc., 9.875%,
                                                06/15/2008                                 625,000            456,250
                                              R&B Falcon Corp., 9.500%, 12/15/2008         250,000            270,000
                                              R&B Falcon Corp., 11.000%,
                                                03/15/2006                                  30,000             34,500
                                              ---------------------------------------------------------------------------
                                                                                                            9,942,150
-------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.6%
                                              MMI Products, Inc., 11.250%,
                                                04/15/2007                               1,250,000          1,218,750
                                              Metal Management, Inc., 10.000%,
                                                05/15/2008*                              1,830,000            183,000
                                              Renco Steel Holdings Co., Series B,
                                                10.875%, 02/01/2005                      1,930,000          1,061,500
                                              Republic Technologies International,
                                                13.750%, 07/15/2009*                     2,780,000            417,000
                                              ---------------------------------------------------------------------------
                                                                                                            2,880,250
-------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--1.9%
                                              Congoleum Corp., 8.625%, 08/01/2008        2,000,000          1,200,000
                                              Del Webb Corp., 9.750%, 01/15/2008            70,000             65,800
                                              Dimac Corp., 12.500%, 10/01/2008*          1,980,000             19,800
                                              Forecast Group, L.P., 11.375%,
                                                12/15/2000                               1,125,000          1,125,000
                                              Fortress Group, 13.750%, 05/15/2003        2,560,000          1,280,000
                                              Hovnanian Enterprises, Inc., 9.125%,
                                                05/01/2009                                 920,000            791,200
                                              Hovnanian Enterprises, Inc., 9.750%,
                                                06/01/2005                                 490,000            441,000
                                              Lennar Corp., 9.950%, 05/01/2010           1,650,000          1,658,250
                                              Nortek, Inc., 9.125%, 09/01/2007           2,390,000          2,127,100
                                              Nortek, Inc., 9.875%, 03/01/2004             130,000            117,000
                                              Nortek, Inc., Series A, 8.875%,
                                                08/01/2008                                 420,000            365,400
                                              ---------------------------------------------------------------------------
                                                                                                            9,190,550
-------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--1.0%
                                              Petro Stopping Centers, 10.500%,
                                                02/01/2007                               2,200,000          1,870,000
                                              Transtar Holdings, Inc., Step-up
                                                Coupon, 0% to 12/15/1999, 13.375%
                                                to 12/15/2003                              670,000            676,700
                                              Travelcenters America, 10.250%,
                                                04/01/2007                               2,180,000          2,289,000
                                              ---------------------------------------------------------------------------
                                                                                                            4,835,700
-------------------------------------------------------------------------------------------------------------------------

    UTILITIES--0.8%
                                              Azurix Corp, 10.750%, 02/15/2010           2,140,000          1,947,400
                                              Azurix Corp., 10.375%, 02/15/2007            710,000            646,100
                                              Calpine Corp, 7.750%, 04/15/2009             850,000            799,264
                                              Calpine Corp, 8.625%, 08/15/2010             670,000            657,384
                                              ---------------------------------------------------------------------------
                                                                                                            4,050,148
-------------------------------------------------------------------------------------------------------------------------

    OTHER--5.0%
                                              Riverside Loan Trust II, 7.437%,
                                                07/16/2008 (b)                          30,000,000         23,965,080
                                              ---------------------------------------------------------------------------
                                              TOTAL CORPORATE BONDS
                                              (Cost $321,562,323)                                         249,867,793
                                              ---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

PORTFOLIO OF INVESTMENTS

    PREFERRED STOCKS--0.9%                                                           NUMBER OF SHARES       VALUE
                                              Dobson Communications, PIK                     1,101       $    974,385
                                              World Access, Inc.                               933            653,030
                                              Crown American Realty Trust                   20,720            792,540
                                              Sinclair Capital                              13,500          1,215,000
                                              SF Holdings Group, Inc.                           40            160,000
                                              Eagle-Picher Holdings, Inc.                      180            405,000
                                              ---------------------------------------------------------------------------
                                              TOTAL PREFERRED STOCKS
                                              (Cost $6,254,440)                                             4,199,955
                                              ---------------------------------------------------------------------------
    WARRANTS--0.1%
                                              AT&T Canada Inc.*                              1,920             59,400
                                              Econophone Inc., Warrants*                     1,425             92,625
                                              ICG Communications, Inc.*                      4,026              1,761
                                              Intermedia Communications Inc.*                3,959             87,593
                                              KMC Telecom Holdings, Inc.,
                                                Warrants*                                    2,100              6,300
                                              Primus Telecommunications Group,
                                                Warrants*                                    1,000                750
                                              Star Choice Communications,
                                                Warrants*                                   20,265            157,054
                                              Ono Finance PLC, Warrants*                       550             38,500
                                              Spincycle, Inc., Warrants*                     4,010                 40
                                              American Banknote Corp., Warrants*             1,300                 13
                                              Decrane Holdings Co., Warrants*                2,740                 --
                                              SF Holdings Group, Inc.*                         387              1,935
                                              Empire Gas Corp., Warrants*                    2,208                221
                                              Republic Technologies International,
                                                Warrants*                                    2,780                 28
                                              Waxman Industries, Inc., Warrants*           222,607              2,226
                                              Capital Pacific Holdings, Warrants*            4,345              2,173
                                              ---------------------------------------------------------------------------
                                              TOTAL WARRANTS
                                              (Cost $647,087)                                                 450,619
                                              ---------------------------------------------------------------------------
                                              TOTAL INVESTMENT PORTFOLIO--100%
                                              (Cost $587,845,801) (a)                                    $482,428,670
                                              ---------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of interest or has filed for bankruptcy.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $588,451,532. At October 31, 2000, the net unrealized depreciation for all securities based on tax cost was $106,022,862. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $12,640,062, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $118,662,924.

(b) The Riverside Loan Trust II portfolio is also managed by Scudder Kemper Investments, Inc. The Riverside Loan Trust II does not charge the Fund a management fee on the Fund's investment.

Currency Abbreviation:

EUR -- Euro

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2000

ASSETS
Investments in securities, at value (cost $587,845,801)         $ 482,428,670
-----------------------------------------------------------------------------
Cash                                                                      252
-----------------------------------------------------------------------------
Foreign currency, at value (cost $2,353,655)                        2,292,637
-----------------------------------------------------------------------------
Receivable for investments sold                                       158,772
-----------------------------------------------------------------------------
Interest receivable                                                14,055,496
-----------------------------------------------------------------------------
Receivable for Fund shares sold                                        72,668
-----------------------------------------------------------------------------
TOTAL ASSETS                                                      499,008,495
-----------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                      65,537
-----------------------------------------------------------------------------
Payable for Fund shares redeemed                                    1,352,560
-----------------------------------------------------------------------------
Accrued management fee                                                243,634
-----------------------------------------------------------------------------
Other accrued expenses and payables                                   532,360
-----------------------------------------------------------------------------
Total liabilities                                                   2,194,091
-----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $ 496,814,404
-----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                             $      81,351
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
-----------------------------------------------------------------------------
  Investments                                                    (105,427,171)
-----------------------------------------------------------------------------
  Foreign currency related transactions                              (225,529)
-----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (100,084,181)
-----------------------------------------------------------------------------
Paid-in capital                                                   702,469,934
-----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $ 496,814,404
-----------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($358,899,205 / 78,515,787 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $4.57
-----------------------------------------------------------------------------
  Maximum offering price per share (100 / 95.50 of $4.57)               $4.79
-----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($119,032,942 / 26,061,396 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $4.57
-----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($18,882,257 / 4,107,854 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                           $4.60
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended October 31, 2000

INVESTMENT INCOME
Dividends                                                       $    483,226
----------------------------------------------------------------------------
Interest (net of foreign taxes withheld of $93,239)               64,171,163
----------------------------------------------------------------------------
Total income                                                      64,654,389
----------------------------------------------------------------------------
Expenses:
Management fee                                                     3,399,508
----------------------------------------------------------------------------
Services to shareholders                                           1,551,755
----------------------------------------------------------------------------
Custodian fees                                                        77,090
----------------------------------------------------------------------------
Distribution services fees                                         1,350,317
----------------------------------------------------------------------------
Administrative services fees                                       1,520,015
----------------------------------------------------------------------------
Auditing                                                              67,115
----------------------------------------------------------------------------
Legal                                                                 96,599
----------------------------------------------------------------------------
Trustees' fees and expenses                                           38,143
----------------------------------------------------------------------------
Reports to shareholders                                              236,997
----------------------------------------------------------------------------
Registration fees                                                     63,625
----------------------------------------------------------------------------
Other                                                                 31,838
----------------------------------------------------------------------------
Total expenses, before expense reductions                          8,433,002
----------------------------------------------------------------------------
Expense reductions                                                   (56,057)
----------------------------------------------------------------------------
Total expenses, after expense reductions                           8,376,945
----------------------------------------------------------------------------
NET INVESTMENT INCOME                                             56,277,444
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      (42,565,090)
----------------------------------------------------------------------------
Futures                                                           (3,412,723)
----------------------------------------------------------------------------
Foreign currency related transactions                               (639,691)
----------------------------------------------------------------------------
                                                                 (46,617,504)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      (36,332,171)
----------------------------------------------------------------------------
Foreign currency related transactions                               (172,529)
----------------------------------------------------------------------------
                                                                 (36,504,700)
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (83,122,204)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(26,844,760)
----------------------------------------------------------------------------

 22 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR                    YEAR
                                                                       ENDED                  ENDED
                                                                    OCTOBER 31,            OCTOBER 31,
                                                                       2000                    1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                              $  56,277,444             69,752,839
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                  (46,617,504)           (23,451,580)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  transactions during the period                                     (36,504,700)           (26,484,088)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                         (26,844,760)            19,817,171
-------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
  Class A                                                            (29,035,762)           (47,238,474)
-------------------------------------------------------------------------------------------------------
  Class B                                                             (9,379,901)           (18,894,258)
-------------------------------------------------------------------------------------------------------
  Class C                                                             (1,495,143)            (2,504,940)
-------------------------------------------------------------------------------------------------------
From tax return of capital
  Class A                                                             (9,325,801)                    --
-------------------------------------------------------------------------------------------------------
  Class B                                                             (3,012,667)                    --
-------------------------------------------------------------------------------------------------------
  Class C                                                               (480,215)                    --
-------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                             72,842,102            178,375,981
-------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                         33,227,172             44,034,829
-------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                             (249,745,636)          (304,053,368)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                        (143,676,362)           (81,642,558)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                   (223,250,611)          (130,463,059)
-------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                    720,065,015            850,528,074
-------------------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed net
  investment income of $81,351 and $1,783,000, respectively)       $ 496,814,404            720,065,015
-------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  23

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                     CLASS A
                                                                              YEAR ENDED OCTOBER 31,
                                                            ----------------------------------------------------------
                                                            2000          1999         1998         1997         1996
Net asset value, beginning of period                        $5.26         5.60         5.96         5.99          5.98
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                         .48(a)      .49(a)       .44(a)       .46            .46
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                 (.72)        (.35)        (.35)        .01            .12
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                             (.24)        .14          .09          .47            .58
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                        (.34)        (.48)        (.45)        (.50)         (.57)
----------------------------------------------------------------------------------------------------------------------
Tax return of capital                                        (.11)         --           --           --             --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                          (.45)        (.48)        (.45)        (.50)         (.57)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $4.57         5.26         5.60         5.96          5.99
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                        (4.91)        2.43         1.28         8.13         10.27
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                        359         492          550          549            510
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)              1.10         1.11         1.04         1.03          1.03
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)               1.09         1.10         1.04         1.03          1.03
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                           9.55         8.80         7.36         7.68          7.72
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    37          92          751          347            310
----------------------------------------------------------------------------------------------------------------------

                                                                                      CLASS B
                                                                              YEAR ENDED OCTOBER 31,
                                                             ---------------------------------------------------------
                                                             2000          1999         1998         1997         1996
Net asset value, beginning of period                         $5.26         5.59         5.96         5.99         5.98
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                          .43(a)      .43(a)       .38(a)       .40           .41
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                  (.72)        (.34)        (.36)        .01           .12
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                              (.29)        (.09)        .02          .41           .53
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                         (.30)        (.42)        (.39)        (.44)        (.52)
----------------------------------------------------------------------------------------------------------------------
Tax return of capital                                         (.10)         --           --           --            --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                           (.40)        (.42)        (.39)        (.44)        (.52)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $4.57         5.26         5.59         5.96         5.99
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                         (5.85)        1.57         .12          7.13         9.23
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                         119         198          271          297           262
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               2.11         2.06         2.01         1.98         1.96
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                2.10         2.05         2.01         1.98         1.96
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                            8.50         7.85         6.39         6.73         6.79
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     37          92          751          347           310
----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                   CLASS C
                                                                           YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------
                                                               2000      1999        1998        1997     1996
Net asset value, beginning of period                           $5.29      5.62        5.99        6.01     6.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                            .45(a)    .45(a)      .39(a)      .42      .41
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                    (.72)     (.34)       (.36)        .01      .12
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                (.27)      .11         .03         .43      .53
---------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                           (.32)     (.44)       (.40)       (.45)    (.52)
---------------------------------------------------------------------------------------------------------------
Tax return of capital                                           (.10)       --          --          --       --
---------------------------------------------------------------------------------------------------------------
Total distributions                                             (.42)     (.44)       (.40)       (.45)    (.52)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $4.60      5.29        5.62        5.99     6.01
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)                                            (5.51)     1.78        0.28        7.37     9.33
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                            19        30          30          15        7
---------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 1.76      1.87        1.84        1.85     1.86
---------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  1.75      1.85        1.84        1.85     1.86
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                              8.87      8.05        6.56        6.86     6.89
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       37        92         751         347      310
---------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of sales charges.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Strategic Income Fund (the "Fund") (formerly
                             known as Kemper Diversified Income Fund) is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through October 31, 2000) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

NOTES TO FINANCIAL STATEMENTS

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments. In addition, the Fund also sold securities index futures to hedge against declines in the value of portfolio securities.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial Intermediary an amount (" initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

NOTES TO FINANCIAL STATEMENTS

                             FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

                             Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and gain
                             (loss) is realized on the date of offset;
                             otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

                             Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At October 31, 2000 the Fund had a tax basis net loss carryforward of approximately $99,478,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until October 31, 2002 ($46,845,000), October 31, 2003 ($5,575,000), October 31, 2006
                             ($2,523,000), October 31, 2007 ($18,866,000) and
                             October 31, 2008 ($25,669,000), the respective
                             expiration dates, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2    PURCHASES AND
     SALES OF SECURITIES     For the year ended October 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                              $211,943,848

                             Proceeds from sales                     376,507,348

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $3,399,508 for the year ended October 31, 2000 which was equivalent to an annualized effective rate of .56%.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended October 31, 2000 are $33,823.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended October 31, 2000 are $1,990,999, of which $90,134 is unpaid at October 31, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees (ASF) paid by the Fund to KDI for the year ended October 31, 2000 are $1,520,015, of which $107,809 is unpaid at October 31, 2000. In addition, $3,398 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $1,467,162 for the year ended October 31, 2000, of which $233,927 is unpaid at October 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the year ended October 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $38,143 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                       YEAR ENDED                          YEAR ENDED
                                                                    OCTOBER 31, 2000                    OCTOBER 31, 1999
                                                              ----------------------------         ---------------------------
                                                                SHARES          AMOUNT               SHARES          AMOUNT
                                       SHARES SOLD
                                        Class A                 6,603,949    $  33,375,017          13,013,017    $ 73,178,969
                                       ---------------------------------------------------------------------------------------
                                        Class B                 3,567,072       17,964,514           9,253,499      51,822,361
                                       ---------------------------------------------------------------------------------------
                                        Class C                 1,250,827        6,348,252           2,856,523      16,099,983
                                       ---------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 4,739,404       23,713,671           5,305,361      29,406,251
                                       ---------------------------------------------------------------------------------------
                                        Class B                 1,626,410        8,160,083           2,323,604      12,890,024
                                       ---------------------------------------------------------------------------------------
                                        Class C                   268,643        1,353,418             312,275       1,738,554
                                       ---------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (29,439,344)    (149,088,727)        (29,530,977)   (164,313,732)
                                       ---------------------------------------------------------------------------------------
                                        Class B               (13,852,667)     (70,209,040)        (15,690,275)    (86,699,356)
                                       ---------------------------------------------------------------------------------------
                                        Class C                (3,001,413)     (15,293,550)         (2,824,747)    (15,765,612)
                                       ---------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                 2,970,300       15,154,319           6,671,202      37,274,668
                                       ---------------------------------------------------------------------------------------
                                        Class B                (2,973,284)     (15,154,319)         (6,683,299)    (37,274,668)
                                       ---------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS           $(143,676,362)                       $(81,642,558)
                                       ---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into an arrangement with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees and transfer agent were reduced by $13,732 and $42,325, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER STRATEGIC INCOME FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Strategic Income Fund (formerly known as "Kemper Diversified Income Fund") as of October 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2000, by correspondence with the custodian or other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Strategic Income Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          December 15, 2000

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
LINDA C. COUGHLIN                                                   BRENDA LYONS
Trustee                           JOHN R. HEBBLE                    Assistant Treasurer
                                  Treasurer
DONALD L. DUNAWAY
Trustee                           J. PATRICK BEIMFORD, JR.
                                  Vice President
ROBERT B. HOFFMAN
Trustee                           KATHRYN L. QUIRK
                                  Vice President
DONALD R. JONES
Trustee                           WILLIAM F. TRUSCOTT
                                  Vice President
THOMAS W. LITTAUER
Chairman, Trustee and             LINDA J. WONDRACK
Vice President                    Vice President

SHIRLEY D. PETERSON
Trustee

WILLIAM T. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas, City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606-5808
                                      www.kemper.com

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Income funds prospectus.
KSIF - 2 (12/22/00) 4795
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)